UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 31, 2023

EASTERN BANKSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-39610	84-4199750
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

265 Franklin Street,
Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 327-8376

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EBC	Nasdaq Global Select Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 31, 2023, Eastern Bankshares, Inc., a Massachusetts corporation (the “Company”), completed the sale (the “Asset Sale”) of Eastern Bank’s insurance operations, which conducts business under the name Eastern Insurance Group LLC (“EIG”) to Arthur J. Gallagher Risk Management Services, LLC (“AJG”).

Pursuant to the terms and conditions set forth in the Asset Purchase Agreement dated September 19, 2023 (the “APA”), at the closing of the transaction, AJG paid an aggregate purchase price of approximately $511 million in cash consideration, subject to customary post-closing working capital adjustments.

In a Current Report on Form 8-K dated September 19, 2023, the Company previously reported entering into the APA with AJG. The description of the APA and the sale of EIG in that Current Report is incorporated by reference into this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.

On October 31, 2023, the Company issued a press release announcing the closing of the Asset Sale. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

In connection with the closing of the Asset Sale, the Company anticipates that it will file, on or before November 6, 2023, an amendment to this Current Report on Form 8-K that includes as an exhibit certain unaudited pro forma condensed financial statements, consisting of an unaudited pro forma condensed balance sheet, unaudited pro forma condensed statements of comprehensive income, and accompanying explanatory notes, each giving effect to the Asset Sale. The unaudited pro forma condensed balance sheet will give effect to the Asset Sale as if it had occurred on September 30, 2023. The unaudited pro forma condensed income statements for the nine months ended September 30, 2023 and the years ended December 31, 2022, December 31, 2021 and December 31, 2020, will give effect to the Asset Sale as if it had become effective as of January 1, 2020.

(d)	Exhibits.

Exhibit	Description

2.1	Asset Purchase Agreement by and among Eastern Insurance Group, LLC, Eastern Bank, Eastern Bankshares, Inc. and Arthur J. Gallagher Risk Management Services, LLC, dated as of September 19, 2023 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of the Company (File No. 001-39610), filed with the Securities and Exchange Commission on September 19, 2023).*

99.1	Press Release dated October 31, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules and other similar attachments to this exhibit have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Registrant will provide a copy of such omitted documents to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EASTERN BANKSHARES, INC.

DATE: October 31, 2023	By:	/s/ James B. Fitzgerald
James B. Fitzgerald
Chief Financial Officer